Exhibit 99.1

(NYSE Listed: PPO) First Quarter 2013 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand does not materialize as anticipated; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

3 First Quarter Adjusted Results (1) (1) The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, B and C for reconciliation from GAAP results to adjusted results. (unaudited) Three Months Ended (in millions, except net income per share) Adjusted Adjusted March 30, March 31, 2013 2012 Net sales $ 163.5 $ 173.7 Cost of goods sold 108.7 102.6 Gross profit 54.8 71.1 Gross profit margin 33.5% 40.9% Selling, general and administrative expenses 26.5 29.1 Operating income 28.3 42.0 Operating income margin 17.3% 24.2% Interest expense and other, net 9.7 8.6 Income before income taxes 18.6 33.4 Income taxes 5.7 11.1 Net income $ 12.9 $ 22.3 Net income per share - diluted $ 0.27 $ 0.47 Weighted average shares outstanding - diluted 47.3 47.2

4 Segment Results (1) See Exhibit D for a reconciliation of Segment Operating Income to Income Before Income Taxes. (unaudited, in millions) Three Months Ended Sales March 30, 2013 March 31, 2012 Change Energy storage: Electronics and EDVs $ 24.4 $ 42.4 (42.5%) Transportation and industrial 93.7 86.2 8.7% Total 118.1 128.6 (8.2%) Separations media: Healthcare 29.5 27.5 7.3% Filtration and specialty 15.9 17.6 (9.7%) Total 45.4 45.1 0.7% Total $ 163.5 $ 173.7 (5.9%) Segment Operating Income (1) Electronics and EDVs - $ $ (2.5) $ 16.8 (114.9%) % sales (10.2%) 39.6% Transportation and industrial - $ 21.3 20.0 6.5% % sales 22.7% 23.2% Separations media - $ 15.5 13.9 11.5% % sales 34.1% 30.8% Corporate and other - $ (6.0) (8.7) 31.0% % sales (3.7%) (5.0%) Segment operating income $ 28.3 $ 42.0 (32.6%) Segment operating income % 17.3% 24.2%

5 EXHIBITS

6 Exhibit A First Quarter 2013 Results Please see Exhibit C for description of adjustments. (unaudited) Three Months Ended March 30, 2013 (in millions, except net income per share) Reported Adjustments Adjusted Net sales $ 163.5 $ - $ 163.5 Cost of goods sold 108.7 - 108.7 Gross profit 54.8 - 54.8 Selling, general and administrative expenses 31.4 (4.9) a,b,d 26.5 Operating income 23.4 4.9 28.3 Other (income) expense: Interest expense, net 9.8 - 9.8 Foreign currency and other 0.6 (0.7) c (0.1) 10.4 (0.7) 9.7 Income before income taxes 13.0 5.6 18.6 Income taxes 4.0 1.7 e 5.7 Net income $ 9.0 $ 3.9 $ 12.9 Net income per share - diluted $ 0.19 $ 0.08 $ 0.27 Weighted average shares outstanding - diluted 47.3 47.3

7 Exhibit B First Quarter 2012 Results Please see Exhibit C for description of adjustments. (unaudited) Three Months Ended March 31, 2012 (in millions, except net income per share) Reported Adjustments Adj usted Net sales 173.7 $ -$ $ 173.7 Cost of goods sold 102.7 (0.1) f 102.6 Gross profit Selling, general and administrative expenses 71.0 0.1 33.9 (4.8) a,b,d,g 71.1 29.1 Operating income 37.1 4.9 42.0 Other (income) expense: Interest expense, net 8.8 - 8.8 Foreign currency and other 0.4 (0.6) c (0.2) 9.2 (0.6) 8.6 Income before income taxes 27.9 5.5 33.4 Income taxes 9.1 2.0 e 11.1 Net income 18.8 $ 3.5 $ $ 22.3 Net income per share - diluted 0.40 $ 0.07 $ $ 0.47 Weighted average shares outstanding - diluted 47.2 47.2

8 Exhibit C Description of adjustments Three Months Ended March 30, 2013 March 31, 2012 a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous (0.1)$ (0.2)$ b Stock-based compensation (4.5) (4.3) c Foreign currency loss (0.7) (0.6) d Other non-cash or non-recurring items (0.3) (0.1) e Impact of adjustments on income taxes 1.7 2.0 f Loss on disposal of property, plant and equipment included in cost of goods sold -(0.1) g Loss on disposal of property, plant and equipment included in selling, general and administrative expenses -(0.2)

9 Exhibit D Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) Marc Three Months Ended h 30, 2013 March 31, 2012 Operating income: Electronics and EDVs $ (2.5) $ 16.8 Transportation and industrial 21.3 20.0 Energy storage 18.8 36.8 Separations media 15.5 13.9 Corporate and other (6.0) (8.7) Segment operating income 28.3 42.0 Stock-based compensation 4.5 4.3 Non-recurring and other costs 0.4 0.6 Total operating income Reconciling items: Interest expense, net Foreign currency and other Income before income taxes $ 23.4 9.8 0.6 37.1 8.8 0.4 13.0 $ 27.9